Exhibit 10.19.10

AVERY DENNISON CORPORATION
RESTRICTED STOCK UNIT AGREEMENT

THIS AGREEMENT, dated * , is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the “Company,” and *, an employee of Company or a Subsidiary of Company, hereinafter referred to as “Employee.”

WHEREAS, Company wishes to grant to Employee an Award of restricted stock units (“RSUs”) with Dividend Equivalents (“DEs”) under the terms of the Employee Stock Option and Incentive Plan, as amended and restated (“Plan); and

WHEREAS, the Compensation and Executive Personnel Committee of the Company’s Board of Directors (hereinafter referred to as the “Committee”), appointed to administer the Plan, has determined that it would be to the advantage and best interest of Company and its shareholders to grant the RSUs with DEs (the “RSU Award”) provided for herein to Employee as an inducement to remain in the service of Company or its Subsidiaries and as an incentive for increased efforts during such service;

WHEREAS, the Committee has advised the Company of its determination and instructed the undersigned officers to issue said RSU Award, as authorized under the Plan;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Employee do hereby agree as follows:

ARTICLE I — DEFINITIONS
Terms not defined herein shall have the meaning given in the Plan. Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary.

1.1	Pronouns

The masculine pronoun shall include the feminine and neuter, and the singular and plural, where the context so indicates.
1.2	Dividend Equivalents

Whenever dividends are paid or distributions made with respect to the Common Stock, Employee shall be entitled to dividend equivalents (“Dividend Equivalents”) (in an amount equal in value to the amount of the dividend paid or property distributed on a single share of Common Stock multiplied by the number of Restricted Stock Units in Employee’s RSU account), which Dividend Equivalents shall be credited as additional Restricted Stock Units (calculated by dividing the Dividend Equivalent by the price of a single share of Company Stock and, including any fractional share) to the Employee’s RSU account as of the last business day of each calendar quarter.

.ARTICLE II — TERMS OF AWARD

2.1	RSU Award

In consideration of Employee’s agreement to remain in the employment of
Company or its Subsidiaries during the Restriction Period (defined below)
and for other good and valuable consideration, on the date hereof the
Company grants to Employee a RSU Award representing *
shares of the Company’s Common Stock, subject to the terms and conditions set forth in this Agreement and the Plan. Each RSU shall represent one hypothetical share of Common Stock of the Company. The RSU Award granted hereunder shall be held in [book-entry form in the books and records] of the Company (or its designee) for the Employee’s RSU account. The RSU
Award shall be subject to the restrictions described herein and shall vest as set forth in the Award Notice or as set forth in this Agreement.
2.2	Restriction Period

(a)	No portion of the RSU Award granted hereunder may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the Employee until the RSU Award becomes vested. The period of time between the date hereof and the date the RSU Award becomes vested is referred to herein as the “Restriction Period.” At the time the RSU Award vests, the RSUs and the DEs vest.

(b)	Subject to the provisions of this Agreement, if the Employee’s employment with the Company is terminated for Cause or voluntary termination, the balance of the RSU Award, which has not vested by the time of the Employee’s Termination of Employment, shall be forfeited by the Employee, and ownership transferred back to the Company.

2.3	Lapse of Restriction Period

The Restriction Period shall lapse when the RSU Award is vested as set forth in the Award Notice ( * years from the date of this Agreement) or as otherwise set forth in this Agreement.

2.4	Change of Control; Good Reason

In the event of a Change of Control or a termination of Employee’s employment for Good Reason (as defined in any employment agreement or related agreement with the Company), the restrictions in this Agreement will lapse and be removed, and the RSU Award granted to Employee pursuant to this Agreement will vest as of the date of such Change in Control or termination for Good Reason.
2.5	Death; Disability

If Employee’s employment with the Company or its Subsidiaries terminates by reason of Employee’s death or Disability (as defined in any employment agreement or related agreement with the Company, or in the absence of such agreement in the Plan) the restrictions imposed upon the RSU Award granted to Employee pursuant to this Agreement will lapse and be removed, and the RSU Award will vest as of the last date of Employee’s employment.
2.6	Retirement

RSU Awards, granted to employees participating in the Senior Executive or the Executive Leadership Compensation Plans (annual bonus plans), who (i) retire under the Company’s retirement plan, (ii) have worked for the Company for ten (10) or more years, and (iii) have a combination of age and service with the Company of seventy five (75) or more, will vest as of the date of Termination of Employment.

2.7	Adjustments in RSU Award

In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, the Committee or the Company shall make an appropriate and equitable adjustment in the number and kind of the RSU
Award granted hereunder. Such adjustment shall be made with the intent that after the change or exchange of shares, the Employee’s proportionate interest shall be maintained as before the occurrence of such event.

ARTICLE III – RSU CERTIFICATES; SHAREHOLDER RIGHTS

3.1	Conditions to and Issuance of Common Stock

The shares of Common Stock deliverable for the RSU Award, or any part thereof, may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company’s obligation to issue or deliver any certificate or certificates for shares of stock shall be subject to satisfaction of all of the following conditions:

(a)	The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)	The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Company shall, in its absolute discretion, deem necessary or advisable;

(c)	The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Company shall, in its absolute discretion, determine to be necessary or advisable;

(d)	The receipt by the Company of full payment for all related taxes. The Employee shall be liable for any and all taxes, including withholding taxes, arising out of this RSU Award or the vesting of the RSU Award hereunder. The Employee may elect to satisfy such withholding tax obligation by having the Company retain RSUs having a fair market value equal to the Company’s minimum withholding obligations.

Subject to Section 4.5 below, the Company shall issue to the Employee the number of shares of Common Stock represented by the number of vested RSUs within sixty (60) days after the date on which the RSUs vest, except that in the cases of Termination of Employment by reason of Disability under Section 2.5 or of Retirement under Section 2.6, the RSUs shall be paid on the first day of the seventh (7th) calendar month beginning after the Employee’s Termination of Employment. Such issuance of shares of Common Stock constitutes payment of the vested RSU and shall satisfy the Company’s obligations under this Agreement.

3.2	Shareholder Rights

During the Restriction Period, the Employee shall not have the rights of a shareholder with respect to the RSU Award granted hereunder except for the right to Dividend Equivalents on the RSU, provided, however, that dividends paid, if any, with respect to RSUs that have not vested at the time of the dividend payment, shall be reflected in the books and records of the Company (or its designee), and shall be subject to the same restrictions that apply to the corresponding RSUs.

ARTICLE IV – MISCELLANEOUS

4.1	Agreement Subject to Plan

The Agreement is subject to the terms of the Plan, and in the event of any conflict between this Agreement and the Plan, the Plan shall control.

4.2	Administration

The Committee or the Company shall have the power to interpret the Plan and this Agreement and to adopt such procedures for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such procedures. Nothing in this
Agreement or the Plan shall be construed to create or imply any contract or right of continued employment between the Employee and the Company (or any of its Subsidiaries).
4.3	Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this
Section, either party may hereafter designate a different address for notices to be given to him. Any notice that is required to be given to
Employee shall, if Employee is then deceased, be given to Employee’s
Beneficiary or personal representative if such individual has previously informed the Company of his status and address by written notice under this Section.
4.4	Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
4.5	Code Section 409A

4.6	The RSUs are intended to comply in all respects with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and this
Agreement shall be interpreted accordingly. However, if at any time the
Committee determines that the RSUs may not comply with all requirements of Section 409A, the Committee shall have the right, in its sole discretion, to amend this Agreement as it may determine is necessary or desirable for the RSUs to satisfy the requirements of Section 409A.
Construction

This Agreement and the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of
Delaware, without reference to principles of conflict of laws.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

Employee Avery Dennison Corporation

By: *

*	President and Chief Executive Officer By: *

Address*:	Secretary

•	Refer to attached Award Notice.

AVERY DENNISON CORPORATION
RESTRICTED STOCK UNIT AGREEMENT

THIS AGREEMENT, dated * , is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the “Company,” and * , an employee of Company or a Subsidiary of Company, hereinafter referred to as “Employee.”

WHEREAS, Company wishes to grant to Employee an Award of restricted stock units (“RSUs”) with Dividend Equivalents (“DEs”) under the terms of the Employee Stock Option and Incentive Plan, as amended and restated (“Plan); and

WHEREAS, the Compensation and Executive Personnel Committee of the Company’s Board of Directors (hereinafter referred to as the “Committee”), appointed to administer the Plan, has determined that it would be to the advantage and best interest of Company and its shareholders to grant the RSUs with DEs (the “RSU Award”) provided for herein to Employee as an inducement to remain in the service of Company or its Subsidiaries and as an incentive for increased efforts during such service;

WHEREAS, the Committee has advised the Company of its determination and instructed the undersigned officers to issue said RSU Award, as authorized under the Plan;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Employee do hereby agree as follows:

ARTICLE I — DEFINITIONS
Terms not defined herein shall have the meaning given in the Plan. Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary.

1.1	Pronouns

The masculine pronoun shall include the feminine and neuter, and the singular and plural, where the context so indicates.
1.3	Dividend Equivalents

Whenever dividends are paid or distributions made with respect to the Common Stock, Employee shall be entitled to dividend equivalents (“Dividend Equivalents”) (in an amount equal in value to the amount of the dividend paid or property distributed on a single share of Common Stock multiplied by the number of Restricted Stock Units in Employee’s RSU account), which Dividend Equivalents shall be credited as additional Restricted Stock Units (calculated by dividing the Dividend Equivalent by the price of a single share of Company Stock and including any fractional share) to the Employee’s RSU account as of the record date for such dividend or distribution.

.ARTICLE II — TERMS OF AWARD

2.1	RSU Award

In consideration of Employee’s agreement to remain in the employment of
Company or its Subsidiaries during the Restriction Period (defined below)
and for other good and valuable consideration, on the date hereof the
Company grants to Employee a RSU Award representing *
shares of the Company’s Common Stock, subject to the terms and conditions set forth in this Agreement and the Plan. Each RSU shall represent one hypothetical share of Common Stock of the Company. The RSU Award granted hereunder shall be held in the books and records of the Company (or its designee) for the Employee’s RSU account. The RSU Award shall be subject to the restrictions described herein and shall vest as set forth in this
Agreement.
2.2	Restriction Period

(b)	No portion of the RSU Award granted hereunder may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the Employee until the RSU Award becomes vested. The period of time between the date hereof and the date the RSU Award becomes vested is referred to herein as the “Restriction Period.” At the time the RSU Award vests, the RSUs and the DEs vest.

(b)	After three fiscal years following the date the RSU Award was granted, the RSU Award will vest on the date of the Committee’s certification (as described below), provided that the Company’s return on total capital (“ROTC”) (as reported in the annual report to shareholders or other report) for the most recently completed fiscal year equals or exceeds the sixty-seventh (67%) percentile of the return on total capital for the peer group companies (as listed in the Company’s proxy statement) for such third fiscal year (the “performance test”). (For example, the initial performance test for vesting for the RSU Award granted in December 2005 will be based on the return on total capital for 2008.)

To facilitate the peer group performance comparison needed to determine whether the RSU Award vests, the figures for peer group companies return on total capital will be based upon the twelve-month performance for each company in the peer group closest to the Company’s fiscal year end, using the most recent publicly available financial information for such companies.

If the Company meets the performance test described above, all prior non-vested RSU Awards eligible for vesting will vest on the date of the Committee’s certification that the Company has met the performance test.

If the Company fails to meet the initial performance test described above, all prior non-vested RSU Awards eligible for vesting will be subject to the same performance test following the end of the next two fiscal years. If the Company fails to meet the performance test by the end of the fifth fiscal year following the date of the grant, then the RSU Award will be forfeited.

(c)	Subject to the provisions of this Agreement, if the Employee’s employment with the Company is terminated for Cause or voluntary termination, the balance of the RSU Award, which has not vested by the time of the Employee’s Termination of Employment, shall be forfeited by the Employee, and ownership transferred back to the Company.

2.4	Lapse of Restriction Period

The Restriction Period shall lapse when the RSU Award is vested as set forth in this Agreement.
2.4	Change of Control; Good Reason

In the event of a Change of Control or a termination of Employee’s employment for Good Reason (as defined in any employment agreement or related agreement with the Company), the restrictions in this Agreement will lapse and be removed, and the RSU
Award granted to Employee pursuant to this Agreement will vest as of the date of such Change in Control or termination for
Good Reason.
2.5	Death; Disability

If Employee’s employment with the Company or its Subsidiaries terminates by reason of Employee’s death or Disability (as defined in any employment agreement or related agreement with the Company, or in the absence of such agreement in the Plan)
the restrictions imposed upon the RSU Award granted to Employee pursuant to this Agreement will lapse and be removed, and the
RSU Award will vest as of the last date of Employee’s employment.
2.6	Retirement

RSU Awards, granted to employees participating in the Senior Executive or the Executive Leadership Compensation Plans (annual bonus plans), who (i) retire under the Company’s retirement plan, (ii) have worked for the Company for ten (10) or more years, and (iii) have a combination of age and service with the Company of seventy five (75) or more, will vest as of the date of Termination of Employment, provided that the Company has achieved the ROTC performance test (described in Section 2.2 (b)) herein in at least 3 of the last 5 years before the year of retirement.

2.7	Adjustments in RSU Award

In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, the Committee or the Company shall make an appropriate and equitable adjustment in the number and kind of the RSU
Award granted hereunder. Such adjustment shall be made with the intent that after the change or exchange of shares, the Employee’s proportionate interest shall be maintained as before the occurrence of such event.

ARTICLE III – ISSUANCE OF COMMON STOCK; SHAREHOLDER RIGHTS

3.1	Conditions to and Issuance of Common Stock

The shares of Common Stock deliverable for the RSU Award, or any part thereof, may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company’s obligation to issue or deliver any certificate or certificates for shares of stock shall be subject to satisfaction of all of the following conditions:

(b)	The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)	The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Company shall, in its absolute discretion, deem necessary or advisable;

(c)	The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Company shall, in its absolute discretion, determine to be necessary or advisable;

(d)	The receipt by the Company of full payment for all related taxes. The Employee shall be liable for any and all taxes, including withholding taxes, arising out of this RSU Award or the vesting of the RSU Award hereunder. The Employee may elect to satisfy such withholding tax obligation by having the Company retain RSUs having a fair market value equal to the Company’s minimum withholding obligations.

Subject to Section 4.5 below, the Company shall issue to the Employee the number of shares of Common Stock represented by the number of vested RSUs within sixty (60) days after the date on which the RSUs vest, except that in the cases of Termination of Employment by reason of Disability under Section 2.5 or of Retirement under Section 2.6, the RSUs shall be paid on the first day of the seventh (7th) calendar month beginning after the Employee’s Termination of Employment. Such issuance of shares of Common Stock constitutes payment of the vested RSU and shall satisfy the Company’s obligations under this Agreement.

3.2	Shareholder Rights

During the Restriction Period, the Employee shall not have the rights of a shareholder with respect to the RSU Award granted hereunder except for the right to Dividend Equivalents on the RSUs, provided, however, that dividends paid, if any, with respect to RSUs that have not vested at the time of the dividend payment, shall be reflected in the books and records of the Company (or its designee), and shall be subject to the same restrictions that apply to the corresponding RSUs.

ARTICLE IV – MISCELLANEOUS

4.1	Agreement Subject to Plan

The Agreement is subject to the terms of the Plan, and in the event of any conflict between this Agreement and the Plan, the Plan shall control.

4.2	Administration

The Committee or the Company shall have the power to interpret the Plan and this Agreement and to adopt such procedures for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such procedures. Nothing in this
Agreement or the Plan shall be construed to create or imply any contract or right of continued employment between the Employee and the Company (or any of its Subsidiaries).
4.3	Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this
Section, either party may hereafter designate a different address for notices to be given to him. Any notice that is required to be given to
Employee shall, if Employee is then deceased, be given to Employee’s
Beneficiary or personal representative if such individual has previously informed the Company of his status and address by written notice under this Section.
4.4	Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
4.5	Code Section 409A

The RSUs and DEs are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A and this Agreement shall be interpreted accordingly. However, if at any time the Committee determines that the RSUs or DEs may be subject to Section 409A, the
Committee or the Company shall have the right, in its sole
discretion, to amend this Agreement as it may determine is
necessary or desirable either for the RSUs and/or and DEs to be exempt from the application of Section 409A or to satisfy the requirements of
Section 409A. In order to comply with the requirements of Section 409A, the Committee or the Company may in its sole discretion delay the issuance and delivery of Common Stock to the Employee (as described in
Section 3.1 (e) herein), if the Employee is a “key employee” (as defined in Section 409A or in associated regulations), for a period of six (6)
months from the date of separation from service (for example, in the event of a termination of employment for Good Reason or Retirement (as defined in the Plan and referred to in Section 2.6 herein)).
4.6	Construction

This Agreement and the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of
Delaware, without reference to principles of conflict of laws.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

Employee Avery Dennison Corporation

By: *

*	President and Chief Executive Officer By: *

Address*:	Secretary

• Refer to attached Award Notice.

AVERY DENNISON CORPORATION
RESTRICTED STOCK UNIT AGREEMENT

THIS AGREEMENT, dated * , is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the “Company,” and *, an employee of Company or a Subsidiary of Company, hereinafter referred to as “Employee.”

WHEREAS, Company wishes to grant to Employee an Award of restricted stock units (“RSUs”) with Dividend Equivalents (“DEs”) under the terms of the Employee Stock Option and Incentive Plan, as amended and restated (“Plan); and

WHEREAS, the Compensation and Executive Personnel Committee of the Company’s Board of Directors (hereinafter referred to as the “Committee”), appointed to administer the Plan, has determined that it would be to the advantage and best interest of Company and its shareholders to grant the RSUs with DEs (the “RSU Award”) provided for herein to Employee as an inducement to remain in the service of Company or its Subsidiaries and as an incentive for increased efforts during such service;

WHEREAS, the Committee has advised the Company of its determination and instructed the undersigned officers to issue said RSU Award, as authorized under the Plan;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Employee do hereby agree as follows:

ARTICLE I – DEFINITIONS

Terms not defined herein shall have the meaning given in the Plan. Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary.

1.1	Pronouns

The masculine pronoun shall include the feminine and neuter, and the singular and plural, where the context so indicates.
1.4	Dividend Equivalents

Whenever dividends are paid or distributions made with respect to the Common Stock, Employee shall be entitled to dividend equivalents (“Dividend Equivalents”) (in an amount equal in value to the amount of the dividend paid or property distributed on a single share of Common Stock multiplied by the number of Restricted Stock Units in Employee’s RSU account), which Dividend Equivalents shall be credited as additional Restricted Stock Units (calculated by dividing the Dividend Equivalent by the price of a single share of Company Stock and including any fractional share) to the Employee’s RSU account as of the last business day of each calendar quarter.

ARTICLE II — TERMS OF AWARD

2.1	RSU Award

In consideration of Employee’s agreement to remain in the employment of
Company or its Subsidiaries during the Restriction Period (defined below)
and for other good and valuable consideration, on the date hereof the
Company grants to Employee a RSU Award representing *
shares of the Company’s Common Stock, subject to the terms and conditions set forth in this Agreement and the Plan. Each RSU shall represent one hypothetical share of Common Stock of the Company. The RSU Award granted hereunder shall be held in [book-entry form in the books and records] of the Company (or its designee) for the Employee’s RSU account. The RSU
Award shall be subject to the restrictions described herein and shall vest as set forth in the Award Notice or as set forth in this Agreement.
2.2	Restriction Period

(c)	No portion of the RSU Award granted hereunder may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the Employee until the RSU Award becomes vested. The period of time between the date hereof and the date the RSU Award becomes vested (at which time Employee must be employed by the Company, except as provided in Section 2.4) is referred to herein as the “Restriction Period.” At the time the RSU Award vests, the RSUs and the DEs vest. Notwithstanding any other provision, the RSUs and DEs must be vested before the Company is obligated to issue the shares of Common Stock as described in Section 3.1.

(b)	Subject to the provisions of this Agreement, if the Employee’s employment with the Company is terminated for Cause or voluntary termination, the balance of the RSU Award, which has not vested by the time of the Employee’s Termination of Employment, shall be forfeited by the Employee, and ownership transferred back to the Company.

2.5	Lapse of Restriction Period

The Restriction Period shall lapse when the RSU Award is vested as set forth in the Award Notice ( * years from the date of this Agreement) or as otherwise set forth in this Agreement.

2.4	Change of Control; Good Reason

In the event of a Change of Control or a termination of Employee’s employment for Good Reason (as defined in any employment agreement or related agreement with the Company), the restrictions in this Agreement will lapse and be removed, and the RSU Award granted to Employee pursuant to this Agreement will vest as of the date of such Change in Control or termination for Good Reason.
2.5	Death; Disability

If Employee’s employment with the Company or its Subsidiaries terminates by reason of Employee’s death or Disability (as defined in any employment agreement or related agreement with the Company, or in the absence of such agreement in the Plan) the restrictions imposed upon the RSU Award granted to Employee pursuant to this Agreement will lapse and be removed, and the RSU Award will vest as of the last date of Employee’s employment.
2.6	Retirement

RSU Awards, granted to employees participating in the Senior Executive or the Executive Leadership Compensation Plans (annual bonus plans), who (i) retire under the Company’s retirement plan, (ii) have worked for the Company for ten (10) or more years, and (iii) have a combination of age and service with the Company of seventy five (75) or more, will vest as of the date of Termination of Employment.

2.7	Adjustments in RSU Award

In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, the Committee or the Company shall make an appropriate and equitable adjustment in the number and kind of the RSU
Award granted hereunder. Such adjustment shall be made with the intent that after the change or exchange of shares, the Employee’s proportionate interest shall be maintained as before the occurrence of such event.

ARTICLE III – RSU CERTIFICATES; SHAREHOLDER RIGHTS

3.1	Conditions to and Issuance of Common Stock

The shares of Common Stock deliverable for the RSU Award, or any part thereof, may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company’s obligation to issue or deliver any certificate or certificates for shares of stock shall be subject to satisfaction of all of the following conditions:

(c)	The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)	The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Company shall, in its absolute discretion, deem necessary or advisable;

(c)	The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Company shall, in its absolute discretion, determine to be necessary or advisable;

(e)	The receipt by the Company of full payment for all related taxes. The Employee shall be liable for any and all taxes, including withholding taxes, arising out of this RSU Award or the vesting of the RSU Award hereunder. The Employee may elect to satisfy such withholding tax obligation by having the Company retain RSUs having a fair market value equal to the Company’s minimum withholding obligations.

Subject to Section 4.5 below, the Company shall issue to the Employee the number of shares of Common Stock represented by the number of vested RSUs within sixty (60) days after the date on which the RSUs vest except that in the cases of Termination of Employment by reason of Disability under Section 2.5 or of Retirement under Section 2.6, the RSUs shall be paid on the first day of the seventh (7th) calendar month beginning after the Employee’s Termination of Employment. Such issuance of shares of Common Stock constitutes payment of the vested RSUs and shall satisfy the Company’s obligations under this Agreement.

3.2	Shareholder Rights

During the Restriction Period, the Employee shall not have the rights of a shareholder with respect to the RSU Award granted hereunder except for the right to Dividend Equivalents on the RSU, provided, however, that dividends paid, if any, with respect to RSUs that have not vested at the time of the dividend payment, shall be reflected in the books and records of the Company (or its designee), and shall be subject to the same restrictions that apply to the corresponding RSUs.

ARTICLE IV – MISCELLANEOUS

4.1	Agreement Subject to Plan

The Agreement is subject to the terms of the Plan, and in the event of any conflict between this Agreement and the Plan, the Plan shall control.

4.2	Administration

The Committee or the Company shall have the power to interpret the Plan and this Agreement and to adopt such procedures for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such procedures. Nothing in this
Agreement or the Plan shall be construed to create or imply any contract or right of continued employment between the Employee and the Company (or any of its Subsidiaries).
4.3	Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this
Section, either party may hereafter designate a different address for notices to be given to him. Any notice that is required to be given to
Employee shall, if Employee is then deceased, be given to Employee’s
Beneficiary or personal representative if such individual has previously informed the Company of his status and address by written notice under this Section.
4.4	Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
4.5	Code Section 409A

The RSUs are intended to comply in all respects with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and this
Agreement shall be interpreted accordingly. However, if at any time the
Committee determines that the RSUs may not comply with Section 409A, the
Committee shall have the right, in its sole discretion, to amend this
Agreement as it may determine is necessary or desirable for the RSUs to satisfy the requirements of Section 409A.
4.6	Construction

This Agreement and the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of
Delaware, without reference to principles of conflict of laws.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

Employee Avery Dennison Corporation

By: *

* Address*:	President and Chief Executive Officer By: * — Secretary

• Refer to attached Award Notice.

AVERY DENNISON CORPORATION
RESTRICTED STOCK UNIT AGREEMENT

THIS AGREEMENT, dated * , is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the “Company,” and * , an employee of Company or a Subsidiary of Company, hereinafter referred to as “Employee.”

WHEREAS, Company wishes to grant to Employee an Award of restricted stock units (“RSUs”) with Dividend Equivalents (“DEs”) under the terms of the Employee Stock Option and Incentive Plan, as amended and restated (“Plan); and

WHEREAS, the Compensation and Executive Personnel Committee of the Company’s Board of Directors (hereinafter referred to as the “Committee”), appointed to administer the Plan, has determined that it would be to the advantage and best interest of Company and its shareholders to grant the RSUs with DEs (the “RSU Award”) provided for herein to Employee as an inducement to remain in the service of Company or its Subsidiaries and as an incentive for increased efforts during such service;

WHEREAS, the Committee has advised the Company of its determination and instructed the undersigned officers to issue said RSU Award, as authorized under the Plan;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Employee do hereby agree as follows:

ARTICLE I – DEFINITIONS

Terms not defined herein shall have the meaning given in the Plan. Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary.

1.1	Pronouns

The masculine pronoun shall include the feminine and neuter, and the singular and plural, where the context so indicates.
1.5	Dividend Equivalents

Whenever dividends are paid or distributions made with respect to the Common Stock, Employee shall be entitled to dividend equivalents (“Dividend Equivalents”) (in an amount equal in value to the amount of the dividend paid or property distributed on a single share of Common Stock multiplied by the number of Restricted Stock Units in Employee’s RSU account), which Dividend Equivalents shall be credited as additional Restricted Stock Units (calculated by dividing the Dividend Equivalent by the price of a single share of Company Stock and including any fractional share) to the Employee’s RSU account as of the record date for such dividend or distribution.

ARTICLE II — TERMS OF AWARD

2.1	RSU Award

In consideration of Employee’s agreement to remain in the employment of
Company or its Subsidiaries during the Restriction Period (defined below)
and for other good and valuable consideration, on the date hereof the
Company grants to Employee a RSU Award representing *
shares of the Company’s Common Stock, subject to the terms and conditions set forth in this Agreement and the Plan. Each RSU shall represent one hypothetical share of Common Stock of the Company. The RSU Award granted hereunder shall be held in the books and records of the Company (or its designee) for the Employee’s RSU account. The RSU Award shall be subject to the restrictions described herein and shall vest as set forth in this
Agreement.
2.2	Restriction Period

(d)	No portion of the RSU Award granted hereunder may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the Employee until the RSU Award becomes vested. The period of time between the date hereof and the date the RSU Award becomes vested (at which time Employee must be employed by the Company, except as provided in Section 2.4) is referred to herein as the “Restriction Period.” At the time the RSU Award vests, the RSUs and the DEs vest. Notwithstanding any other provision, the RSUs and DEs must be vested before the Company is obligated to issue the shares of Common Stock as described in Section 3.1.

(b)	After three fiscal years following the date the RSU Award was granted, the RSU Award will vest on the date of the Committee’s certification (as described below), provided that the Company’s return on total capital (“ROTC”) as reported in the annual report to shareholders (or other report) for the most recently completed fiscal year equals or exceeds the sixty-seventh (67%) percentile of the return on total capital for the peer group companies (as listed in the Company’s proxy statement) for such third fiscal year (the “performance test”). (For example, the initial performance test for vesting for the RSU Award granted in December 2006 will be based on the return on total capital for 2009.)

To facilitate the peer group performance comparison needed to determine whether the RSU Award vests, the figures for peer group companies return on total capital will be based upon the twelve-month performance for each company in the peer group closest to the Company’s fiscal year end, using the most recent publicly available financial information for such companies.

If the Company meets the performance test described above, all prior non-vested RSU Awards eligible for vesting will vest on the date of the Committee’s certification that the Company has met the performance test.

If the Company fails to meet the initial performance test described above, all prior non-vested RSU Awards eligible for vesting will be subject to the same performance test following the end of the next two fiscal years. If the Company fails to meet the performance test by the end of the fifth fiscal year following the date of the grant, then the RSU Award will be forfeited.

(c)	Subject to the provisions of this Agreement, if the Employee’s employment with the Company is terminated for Cause or voluntary termination, the balance of the RSU Award, which has not vested by the time of the Employee’s Termination of Employment, shall be forfeited by the Employee, and ownership transferred back to the Company.

2.6	Lapse of Restriction Period

The Restriction Period shall lapse when the RSU Award is vested as set forth in this Agreement.
2.4	Change of Control; Good Reason

In the event of a Change of Control or a termination of Employee’s employment for Good Reason (as defined in any employment agreement or related agreement with the Company), the restrictions in this Agreement will lapse and be removed, and the RSU
Award granted to Employee pursuant to this Agreement will vest as of the date of such Change in Control or termination for
Good Reason.
2.5	Death; Disability

If Employee’s employment with the Company or its Subsidiaries terminates by reason of Employee’s death or Disability (as defined in any employment agreement or related agreement with the Company, or in the absence of such agreement in the Plan)
the restrictions imposed upon the RSU Award granted to Employee pursuant to this Agreement will lapse and be removed, and the
RSU Award will vest as of the last date of Employee’s employment.
2.6	Retirement

RSU Awards, granted to employees participating in the Senior Executive or the Executive Leadership Compensation Plans (annual bonus plans), who (i) retire under the Company’s retirement plan, (ii) have worked for the Company for ten (10) or more years, and (iii) have a combination of age and service with the Company of seventy five (75) or more, will vest as of the date of Termination of Employment, provided that the Company has achieved the ROTC performance test (described in Section 2.2 (b)) herein in at least 3 of the last 5 years before the year of retirement.

2.7	Adjustments in RSU Award

In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, the Committee or the Company shall make an appropriate and equitable adjustment in the number and kind of the RSU
Award granted hereunder. Such adjustment shall be made with the intent that after the change or exchange of shares, the Employee’s proportionate interest shall be maintained as before the occurrence of such event.

ARTICLE III – ISSUANCE OF COMMON STOCK; SHAREHOLDER RIGHTS

3.1	Conditions to and Issuance of Common Stock

The shares of Common Stock deliverable for the RSU Award, or any part thereof, may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company’s obligation to issue or deliver any certificate or certificates for shares of stock shall be subject to satisfaction of all of the following conditions:

(d)	The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)	The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Company shall, in its absolute discretion, deem necessary or advisable;

(c)	The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Company shall, in its absolute discretion, determine to be necessary or advisable;

(e)	The receipt by the Company of full payment for all related taxes. The Employee shall be liable for any and all taxes, including withholding taxes, arising out of this RSU Award or the vesting of the RSU Award hereunder. The Employee may elect to satisfy such withholding tax obligation by having the Company retain RSUs having a fair market value equal to the Company’s minimum withholding obligations.

Subject to Section 4.5 below, the Company shall issue to the Employee the number of shares of Common Stock represented by the number of vested RSUs within sixty (60) days after the date on which the RSUs vest, except that in the cases of Termination of Employment by reason of Disability under Section 2.5 or of Retirement under Section 2.6, the RSUs shall be paid on the first day of the seventh (7th) calendar month beginning after the Employee’s Termination of Employment. Such issuance of shares of Common Stock constitutes payment of the vested RSU and shall satisfy the Company’s obligations under this Agreement.

3.2	Shareholder Rights

During the Restriction Period, the Employee shall not have the rights of a shareholder with respect to the RSU Award granted hereunder except for the right to Dividend Equivalents on the RSUs, provided, however, that dividends paid, if any, with respect to RSUs that have not vested at the time of the dividend payment, shall be reflected in the books and records of the Company (or its designee), and shall be subject to the same restrictions that apply to the corresponding RSUs.

ARTICLE IV – MISCELLANEOUS

4.1	Agreement Subject to Plan

The Agreement is subject to the terms of the Plan, and in the event of any conflict between this Agreement and the Plan, the Plan shall control.

4.2	Administration

The Committee or the Company shall have the power to interpret the Plan and this Agreement and to adopt such procedures for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such procedures. Nothing in this
Agreement or the Plan shall be construed to create or imply any contract or right of continued employment between the Employee and the Company (or any of its Subsidiaries).
4.3	Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this
Section, either party may hereafter designate a different address for notices to be given to him. Any notice that is required to be given to
Employee shall, if Employee is then deceased, be given to Employee’s
Beneficiary or personal representative if such individual has previously informed the Company of his status and address by written notice under this Section.
4.4	Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
4.5	Code Section 409A

The RSUs and DEs are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A and this Agreement shall be interpreted accordingly. However, if at any time the Committee determines that the RSUs or DEs may be subject to Section 409A, the
Committee or the Company shall have the right, in its sole
discretion, to amend this Agreement as it may determine is
necessary or desirable either for the RSUs and/or and DEs to be exempt from the application of Section 409A or to satisfy the requirements of
Section 409A. In order to comply with the requirements of Section 409A, the Committee or the Company may in its sole discretion delay the issuance and delivery of Common Stock to the Employee (as described in
Section 3.1 (e) herein), if the Employee is a “key employee” (as defined in Section 409A or in associated regulations), for a period of six (6)
months from the date of separation from service (for example, in the event of a termination of employment for Good Reason or Retirement (as defined in the Plan and referred to in Section 2.6 herein)).
4.6	Construction

This Agreement and the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of
Delaware, without reference to principles of conflict of laws.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

Employee Avery Dennison Corporation

By: *

*	President and Chief Executive Officer By: *

Address*:	Secretary

• Refer to attached Award Notice.

AVERY DENNISON CORPORATION
PERFORMANCE UNIT AGREEMENT

THIS AGREEMENT, dated * , is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the “Company,” and * , an employee of Company or a Subsidiary of Company, hereinafter referred to as “Employee.”

WHEREAS, Company wishes to grant to Employee an Award of Performance Units (“PUs”) under the terms of the Employee Stock Option and Incentive Plan, as amended and restated (“Plan); and

WHEREAS, the Compensation and Executive Personnel Committee of the Company’s Board of Directors (hereinafter referred to as the “Committee”), appointed to administer the Plan, or the Company’s Chief Executive Officer (“CEO”), has determined that it would be to the advantage and best interest of Company and its shareholders to grant the PUs (the “PU Award”) to Employee as an inducement to remain in the service of Company or its Subsidiaries and as an incentive for increased efforts during such service;

WHEREAS, the Committee or the CEO has advised the Company of the PU Award and instructed that this PU Award be issued;

NOW, THEREFORE, Company and Employee agree as follows:

ARTICLE I – DEFINITIONS

Terms not defined in this Agreement shall have the meaning given in the Plan.

ARTICLE II – TERMS OF AWARD

2.1 PU Award

As of the date of this Agreement, the Company grants to Employee a PU Award representing * a right to receive shares of the Company’s Common Stock in the future, assuming that the Company’s results at the end of the performance period produce 100% of the target performance, subject to the terms and conditions set forth in this Agreement, the Award Notice and the Plan. Each PU Award represents one hypothetical share of Common Stock of the Company at 100% target performance. The PU Award shall be held on the books and records of the Company (or its designee) for the Employee’s PU account but shall not represent an equity interest in the Company until such time as actual shares shall be issued to the Employee. The PU Award shall be earned, vested and paid as set forth in this Agreement.

2.2 Performance Period

(a) No portion of the PU Award may be sold, transferred, assigned, pledged or otherwise encumbered by the Employee until the PU Award is earned and the shares are issued. Employee must be employed by the Company from the date of this Agreement until the date that the PU Award is earned and vested. The “Performance Period” shall be January 1, 2008 through December 31, 2010. At the end of the Performance Period, , the specific number shares of Common Stock to be issued to the Employee under the PU Award shall be determined based on the Company’s results during the Performance Period, compared against the performance metrics (“Metrics”), approved by the Committee (as modified by any adjustment items approved by the Committee), except as provided in Sections 2.3 through 2.5.

(b) Except as provided in Sections 2.3 through 2.5, the PU Award will be earned and vested on the date of the Committee’s certification of results in 2011.

The three Metrics are: sales, cumulative economic value added, and relative total shareholder return. For the peer group performance comparison needed to determine whether the portion of the PU Award Metric related to total shareholder return (“TSR”) is earned, the TSR for the S&P 500 Industrials and Materials subsets will be used.

(c) Subject to the other provisions of this Agreement, if the Employee’s employment with the Company is terminated, the PU Award, which has not been earned by the time of the Employee’s Termination of Employment, shall be forfeited by the Employee.

2.3 Change of Control

In the event of a Change of Control, the PU Award granted to Employee pursuant to this Agreement will be earned and vested at 100% target performance as of the date of such Change in Control regardless of the Company’s actual performance.

2.4 Death; Disability

If Employee’s employment with the Company or its Subsidiaries terminates by reason of Employee’s death or Disability (as defined in the Employee’s employment agreement or related agreement with the Company, or in the absence of such agreement in the Plan) the PU Award will be earned and vested based on a prorated time-based formula starting with the actual month of service completed by the Employee during the Performance Period divided by the total months in the original Performance Period (in this case 36) multiplied by the number of shares in the PU Award assuming 100% target performance.

2.5 Retirement

PU Awards, granted to employees who retire under the Company’s pension plan, will be earned and vested as of the date of termination based on a prorated time-based formula starting with the actual month of service completed by the Employee during the Performance Period divided by the total months in the original Performance Period (in this case 36) multiplied by the number of shares in the PU Award assuming 100% target performance.

2.6 Adjustments in PU Award

In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares, or other similar restructuring, the Committee or the Company shall make an appropriate and equitable adjustment in the number and kind of shares represented by the PU Award granted hereunder. Such adjustment shall be made with the intent that after the change or exchange of shares, the Employee’s proportionate equity interest in the Company shall be maintained as it was before the occurrence of such event.

ARTICLE III – ISSUANCE OF COMMON STOCK; SHAREHOLDER RIGHTS

3.1 Conditions to and Issuance of Common Stock

The shares of Common Stock deliverable for the PU Award, or any part thereof, may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of stock for any PU Award prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Company shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Company shall, in its absolute discretion, determine to be necessary or advisable;

(d) The receipt by the Company of full payment or withholding for all related taxes. The Employee shall be liable for any and all taxes, including withholding taxes, arising out of this PU Award or the vesting of the PU Award hereunder. The Company or the Employee may elect to satisfy such withholding tax obligation by having the Company retain PUs having a fair market value equal to the Company’s minimum withholding obligations.

(e) Subject to Section 4.4 below, the Company shall issue via electronic transfer to the Employee’s brokerage account the number of shares of Common Stock that are earned as determined under Article II within sixty (60) days after the date on which the PUs are earned and vested under the terms of this Agreement, except that in the cases of Termination of Employment by reason of Disability under Section 2.4 or of Retirement under Section 2.5, the PUs shall be paid on the first day of the seventh (7th) calendar month beginning after the Employee’s Termination of Employment. Delivery of these shares of Common Stock shall satisfy the Company’s obligations under this Agreement.

(f) The Employee shall establish an equity account with a broker designated by the Company (currently Charles Schwab) so that the net shares from vested PUs (after withholding for applicable taxes) may be electronically transferred to the Employee’s account.

3.2 Shareholder Rights

The Employee shall have no rights as a shareholder of the Company with respect to this PU Award until shares are issued to the Employee and the Employee shall be no more than an unsecured general creditor of the Company with no special or prior right to any assets of the Company for payment of any obligations hereunder.

ARTICLE IV – MISCELLANEOUS

4.1 Agreement Subject to Plan

The Agreement is subject to the terms of the Plan, and in the event of any conflict between this Agreement and the Plan, the Plan shall control.

4.2 Administration

The Committee or the Company shall have the power to interpret the Plan and this Agreement and to adopt such procedures for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, modify or revoke any such procedures. Nothing in this Agreement or the Plan shall be construed to create or imply any contract or right of continued employment between the Employee and the Company (or any of its Subsidiaries).

4.3 Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given. Any notice that is required to be given to Employee shall, if Employee is then deceased, be given to Employee’s Beneficiary or personal representative if such individual has previously informed the Company of his status and address by written notice under this Section.

4.4 Code Section 409A

The PU Awards granted hereunder are intended to comply in all respects with Section 409A of the Internal Revenue Code of 1986, as amended, (“Section 409A”) and this Agreement shall be interpreted accordingly. However, if at any time the Committee or the Company determines that the PUs may be subject to Section 409A, the Committee or the Company shall have the right, in its sole discretion, to amend this Agreement as it may determine is necessary or desirable for the PUs to satisfy the requirements of Section 409A.

4.5 Construction

This Agreement, the Award Notice and the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. Titles are provided in this Agreement for convenience only and shall not serve as a basis for interpretation or construction of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties.

Employee Avery Dennison Corporation

* Address*:	By: * President and Chief Executive Officer By: * Secretary

* Refer to attached Award Notice

* Refer to attached Award Notice

* Refer to attached Award Notice